© 2024 SAB BIOTHERAPEUTICS, INC. FULLY HUMAN ANTITHYMOCYTE BIOLOGIC DEVELOPED TO DELAY ONSET OR PROGRESSION OF TYPE 1 DIABETES NASDAQ: SABS SAB BIOTHERAPEUTICS INTRODUCTION JANUARY 2024 EXHIBIT 99.1

Forward-Looking Statements 2 The material in this presentation has been prepared by SAB Biotherapeutics, Inc. (“SAB”) and is general background information about SAB’s activities current as of the date of this presentation. This information is given in summary form and is not intended to be complete. Information in this presentation, including financial forecasts, should not be considered advice or a recommendation to investors or potential investors in relation to holding, purchasing, or selling securities or other financial products or instruments and does not take into account any particular investment objectives, financial situation or needs. This presentation may contain forward-looking statements including statements regarding our intent, belief, or current expectations with respect to SAB’s businesses and operations, market conditions, results of operations and financial condition, capital adequacy, specific provisions, and risk management practices. Readers are cautioned not to place undue reliance on these forward-looking statements. SAB does not undertake any obligation to update any information herein for any reason or to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events unless required by law. While due care has been used in the preparation of forecast information, actual results may vary in a materially positive or negative manner and the presentation may contain errors or omissions. Forecasts and hypothetical examples are subject to uncertainty and contingencies outside SAB’s control. Past performance is not a reliable indication of future performance. The forward-looking statements contained or implied in this presentation are subject to other risks and uncertainties, including those discussed under the heading "Risk Factors" in SAB’s most recent Annual Report on Form 10-K with the Securities and Exchange Commission (the “SEC”) and in other filings that SAB makes with the SEC.   Unless otherwise specified, information is current at the date hereof. The SAB logo and other trademarks of SAB appearing in this presentation are the property of SAB. All other trademarks, services marks, and trade names in this presentation are the property of their respective owners. © 2024 SAB BIOTHERAPEUTICS, INC.

Investment Thesis 3 SAB Biotherapeutics is a next generation antibody platform company with human data in > 700 patients across three indications, currently focused on prevention of Type 1 diabetes. MoA of SAB-142 in T1D is a proven therapeutic approach with support and enthusiasm from clinicians, opinion leaders and Juvenile Diabetes Research Foundation (JDRF) New onset T1D is considered an orphan condition Initiated SAB-142-101 FIM study; development plan is designed in partnership with JDRF Phase 1 data expected by YE 2024; aiming to demonstrate safety advantage over rATG (zero serum sickness and nADA) due to being fully human antibody to enable re-dosing for prevention and disease modification Strategic validation for new drugs for prevention of Type 1 diabetes is demonstrated by Sanofi's acquisition of Provention for $2.9B, another company sponsored by JDRF © 2024 SAB BIOTHERAPEUTICS, INC.

4

Experienced Management Team



Samuel J. Reich
EXECUTIVE CHAIRMAN, BOD
- 20+ years Biopharma Executive and BOD
- Bioentrepreneur
- Co-founder Acuity Pharmaceuticals, OPKO Health, Biscayne Neurotherapeutics
- Molecular Biologist



Eddie J. Sullivan, PhD
PRESIDENT & CEO / CO-FOUNDER
- 20+ years new technology development
- 25+ years biotech
- Former Japanese pharma
- BIO Executive Committee
- Reproductive physiologist



Michael G. King, Jr.
EVP & CHIEF FINANCIAL OFFICER
- 25+ years as award winning biotechnology industry analyst
- Entrepreneur in Residence at Fortress Biotech (FBIO)
- Senior Vice President and Director of Corporate Development Ziopharm Oncology (ZIOP)



Christoph Bausch, PhD, MBA
EVP & CHIEF OPERATING OFFICER
- 20+ years research and discovery, biomanufacturing, business development, and platform technology commercialization
- MilliporeSigma (Merck KGaA)
- Stowers Institute for Medical Research Postdoc



Alexandra Kropotova, MD
EVP & CHIEF MEDICAL OFFICER
- 20+ years global clinical development
- Biopharmaceutical R&D leader, Pfizer, Wyeth, Sanofi, Teva Specialty R&D
- Board member, iBio
- Contributed to numerous patents & compounds leading portfolios from Phase I to BLA and NDA approvals

© 2024 SAB BIOTHERAPEUTICS, INC.

5

Human Immunoglobulin G Produced in Transchromosomic Bovine

Tc Bovine™ contain all the human immunoglobulin genes









Human Artificial Chromosome (HAC) ~17Mb contains the entire unarranged VDJ human immunoglobulin loci (IgH + Igκ)

Tc Bovine™

- Only transgenic animal that carries the entire human immunoglobulin (Ig) heavy and light (κ) chain loci.
- HAC is subject to mitosis along with the other 60 Tc Bovine™ chromosomes.
- HAC present in the Tc Bovine™ allows for the highest production of human immunoglobulin repertoire most similar to humans.



© 2024 SAB BIOTHERAPEUTICS, INC.

SAB-142: A Human Anti-Thymocyte Globulin (hATG) – Focused Program Development in Type 1 Diabetes © 2024 SAB BIOTHERAPEUTICS, INC.

SAB-142 Production Similar to FDA Approved rATG rpAbs hpAbs Thymocytes Thymocytes Rabbit Immunization Rabbit Antibody Production Plasma Collection Purification Rabbit Antibodies SAB-142 Anti-Thymocyte Globulin (Human) © 2024 SAB BIOTHERAPEUTICS, INC.

8

Disease Modification is Just Beginning

SAB-142: Fully-human profile has the potential to advance Standard of Care

Stage 2 Prevention Market	Stage 3 Recent Onset Market

Stage 2 Prevention Market

Tzield (teplizumab-mzwv): Projected to reach >$1B in WW sales[1] by 2028

In the US, only family relatives are screened for T1D (<10% of patients), but screening programs are expanding

SANOFI: $2.9B Sanofi acquisition of Provention Bio illustrates **value of prevention market**

Stage 3 Recent Onset Market

64k: 64k patients are diagnosed with T1D in the US every year[2]

With insulin as the only treatment option, patients lose residual beta-cell function over time

SAb BIOTHERAPEUTICS: SAB-142 is positioned to **quickly advance to the clinic** to address unmet need in recent onset patients

1. Source: Analyst consensus forecast (Evaluate Pharma)
2. Rogers MAM, Kim C, Banerjee T, Lee JM. Fluctuations in the incidence of type 1 diabetes in the United States from 2001 to 2015: a longitudinal study. BMC Med. 2017 Nov 8;15(1):199. doi: 10.1186/s12916-017-0958-6. PMID: 29115947; PMCID: PMC5688827.

© 2024 SAB BIOTHERAPEUTICS, INC.

9

SAB-142: MoA Clinically Validated by Rabbit ATG (Thymoglobulin)

2 Years: Low-Dose ATG* Preserved C-Peptide in New Onset T1D



Decline in C-Peptide AUC Mean Over Time by Treatment Group
Placebo - Mean & 95% CI
ATG Only - Mean & 95% CI
ATG vs Placebo
P = 0.00005
C-Peptide AUC Mean (nmol/L)
1.2
1.0
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
Placebo 31 30 30 30 26 26
ATG Only 29 29 29 29 29 28
0 3 6 9 12 18 24
Time on Study (months)

Haller et al. Diabetes. 2019. Jun;68(6):1267-1276

© 2024 SAB BIOTHERAPEUTICS, INC.

Haller MJ, Long SA, Blanchfield JL, Schatz DA, Skyler JS, Krischer JP, Bundy BN, Geyer SM, Warnock MV, Miller JL, Atkinson MA, Becker DJ, Baidal DA, DiMeglio LA, Gitelman SE, Goland R, Gottlieb PA, Herold KC, Marks JB, Moran A, Rodriguez H, Russell WE, Wilson DM, Greenbaum CJ; Type 1 Diabetes TrialNet ATG-GCSF Study Group. Low-Dose Anti-Thymocyte Globulin Preserves C-Peptide, Reduces HbA_{1c}, and Increases Regulatory to Conventional T-Cell Ratios in New-Onset Type 1 Diabetes: Two-Year Clinical Trial Data. Diabetes. 2019 Jun;68(6):1267-1276.

SAB-142 In Vivo Proof of Principle Demonstrated impact on major relevant T-cell subsets SAB-142 impacts major relevant T-cell subsets in vivo1 2 Identical In Vitro Binding1 SAB-142 vs. Rabbit THYMO-AF488 SAB-142 Anti-Thymocyte Globulin (Human) 1 © 2024 SAB BIOTHERAPEUTICS, INC. 1. Data on file

Potential Advantages of SAB-142 in Stage 3: Teplizumab vs Thymoglobulin

	Teplizumab (Tzield) Phase 3 study	Thymoglobulin Phase 2 data	Take-away/Added Value
Age	**8-17yo**	**12-45yo**	rATG shown to work in the broader range of patients, i.e. adults & pediatric/adolescent Significant market size won't be eligible for tmt with TZIELD
Dosing	**Two courses of IV daily therapy for 12 days**, at Month 1 and Month 6	**A single dose** of IV administered over 2 days	ATG has more convenient for patient' dosing regimen potentially to result **in cost-savings** associated with drug administration and patients monitoring
Primary time point	**Week 78 (1.5 years)**	**Week 52 (1 year)**	Requires 2 courses and longer time to primary end point
Sample size	200 on TZIELD, 100 on PBO	29 on ATG, 31 on PBO	ATG has stronger efficacy that required smaller sample size to show stat significant results
Efficacy C-peptide	Primary end point of C-peptide levels met at Week 78	Primary end point of C-peptide AUC met at Week 52	ATG showed larger AUC C-peptide efficacy vs PBO
Efficacy HbA1C	No stat significant data	Statistically significant data at Week 52 for both, ATG and ATG-GCSF	ATG showed stat significant clinical results on HbA1V
Efficacy insulin	Numerical trend	Numerically better vs PBO (less insulin added in ATG group vs PBO group)	Data at parity

© 2024 SAB BIOTHERAPEUTICS, INC.

SAB-142 Has a Similar MoA to rATG with Several Distinct Safety Advantages Majority of patients develop grade 3 serum sickness Safety Efficacy No serum sickness expected due to fully human product Lower half-life and inability to re-dose due to anti-drug antibodies Improved PK and opportunity to re-dose Filed in US and ex-US 7 Clinical Trials Span from Phase 1 to Phase 3 across 3 indications 3 INDs & 1 CTA Robust Human Safety & Immunogenicity Database in >700 Subjects1 ZERO (0) Subjects with Serum Sickness1 ZERO (0) Subjects with neutralizing ADA1 1. Data on file © 2024 SAB BIOTHERAPEUTICS, INC.

SAB-142: Clinical Development Plan in T1D STUDY DESIGN "Fully HUman anti-thymocyte biologic in first-in-MAN clinical study (HUMAN trial)”  Phase 1: First in Human, Randomized, Single Ascending Dose trial SAB-142 dose range: 0.03mg/kg  up to 2.5mg/kg ENDPOINTS Primary end point: Acute (serum sickness, CRS) and long-term (rate of infections) safety Secondary end points: pharmacokinetics, pharmacodynamics, immunogenicity/ADA Major outcomes: Validate safety superiority based on the anticipated 0% of serum sickness and nAbs Validate MoA of SAB-142 in humans Proof of Biological Activity (POBA):  change vs baseline in CD3, CD8, CD4, CD8/CD4 ratio, Tregs compared to rATG (cross study) © 2024 SAB BIOTHERAPEUTICS, INC. **Topline Data by End of Dec 2024

SAB-142-201: Phase 2B SAFEGUARD Study Design Screening Within 3 weeks of study treatment Screening visit 2 MMTT Study Day 1 (6-12 hour IV infusion) Study Day 2 (2nd 6-12 hour IB infusion) Follow-up Visit 1 (1 week) Follow-up Visit 2 (2 weeks) Follow-up Visit 3 (4 weeks) Follow-up Visit 4 (3 months) MMTT MMTT Follow-up Visit 5 (6 months) Follow-up Visit 6 (9 months) MMTT *Wilhelm-Benartzi CS, Miller SE, Bruggraber S, et al. Study protocol: Minimum effective low dose: anti-human thymocyte globulin (MELD-ATG): phase II, dose ranging, efficacy study of antithymocyte globulin (ATG) within 6 weeks of diagnosis of type 1 diabetes. BMJ Open 2021;11:e053669. doi:10.1136/ bmjopen-2021-053669 MMTT Follow-up Visit 7 (12 months) © 2024 SAB BIOTHERAPEUTICS, INC. “SAFety and Efficacy of Human Antithymocyte ImmunoGlobUlin  SAB-142 ARresting Progression of Type 1 Diabetes”

2023 SAB 142: R&D and Clinical Progress JAN 2023 Completed IND-enabling GLP toxicology study OCT 2023 Approval by the Human Research Ethics Committee (HREC) to commence a First-in-Human Phase 1 clinical trial in Australia OCT 2023 Registered Phase 1 trial with Australian New Zealand Clinical Trials Registry (ANZCTR) Phase 1 clinical trial info (ACTRN:1262300108962)can be found here. NOV 2023 Acknowledgement of a Clinical Trial Notification (CTN) from the Australian Government Department of Health Therapeutic Goods Administration (TGA) submitted for Phase 1 study NOV 2023 Commenced Phase 1 HUMAN clinical trial (Fully HUman anti-thymocyte biologic in first-in-MAN clinical study) First subjects dosed in Australia © 2024 SAB BIOTHERAPEUTICS, INC.

FPI = First Patient In POC = Proof of Concept DRF = Dose-Range Finding Study CTA = Clinical Trial Application CTN = Clinical Trial Notification Phase 1 / Phase 2 Major Outcomes: 0% serum sickness 0% ADA/nADA (Anti-Drug Antibodies) Superior efficacy vs TZIELD on C-peptide Superior efficacy vs TZIELD on HbA1C SAB-142 Key Milestones © 2024 SAB BIOTHERAPEUTICS, INC. **DEC 2024

Committed T1D Clinical Development and Investor Partners 17 T1D Committed Investor Partners: Financing of up to $110 million in gross proceeds dedicated to clinically advance SAB-142 through 2026 and Topline Phase 2 results: Sessa Capital BVF Partners RTW Investments Marshall Wace ATW JDRF T1D Fund T1D Clinical Development Partner: SAB-142 clinical development plan designed in partnership with the Juvenile Development Research Foundation (JDRF) © 2024 SAB BIOTHERAPEUTICS, INC.

18

SAB-142 Factors for Success

SAB-142 is a fully human anti-thymocyte biologic being developed for delaying the onset and progression of new onset of Type 1 Diabetes with MoA that was clinically validated by the third party compound[1]

- ❑ Drugs pursuing validated MoA have **2X higher chance of FDA approval** compared to non-clinically validated targets[2]
- ❑ Drugs being developed for orphan disease have **7.2X investment multiplier and 36% annual returns** compared to non-orphan disease indications, both are statistically significantly higher[3]

	Investment Multiple (χ)			Annual Return (%)		
FDA Orphan Designation Status	Value	95% CI[α]	ρ Value	Value (%)	95% CI[α]	ρ Value
Orphan	**7.2χ**	**(5.6-9.0)**	**<0.001**	**46**	**(37-56)**	**<0.001**
Non-Orphan	2.1χ	(1.6-2.6)		12	(8-16)	

1. Haller MJ, Gitelman SE, Gottlieb PA, Michels AW, Perry DJ, Schultz AR, Hulme MA, Shuster JJ, Zou B, Wasserfall CH, Posgai AL, Mathews CE, Brusko TM, Atkinson MA, Schatz DA. Antithymocyte Globulin Plus G-CSF Combination Therapy Leads to Sustained Immunomodulatory and Metabolic Effects in a Subset of Responders With Established Type 1 Diabetes. Diabetes. 2016 Dec;65(12):3765-3775. doi: 10.2337/db16-0823. Haller MJ, Schatz DA, Skyler JS, Krischer JP, Bundy BN, Miller JL, Atkinson MA, Becker DJ, Baidal D, DiMeglio LA, Gitelman SE, Goland R, Gottlieb PA, Herold KC, Marks JB, Moran A, Rodriguez H, Russell W, Wilson DM, Greenbaum CJ; Type 1 Diabetes TrialNet ATG-GCSF Study Group. Low-Dose Anti-Thymocyte Globulin (ATG) Preserves β-Cell Function and Improves HbA_{1c} in New-Onset Type 1 Diabetes. Diabetes Care. 2018 Sep;41(9):1917-1925.
2. https://hbswk.hbs.edu/item/in-a-landscape-of-me-too-drug-development-what-spurs-radical-innovation
3. Michaeli DT, Yagmur HB, Achmadeev T, Michaeli T. Valuation and Returns of Drug Development Companies: Lessons for Bioentrepreneurs and Investors. Ther Innov Regul Sci. 2022 Mar;56(2):313-322. doi: 10.1007/s43441-021-00364-y. Epub 2022 Jan 11. PMID: 35018622; PMCID: PMC8854317.

SAb BIOTHERAPEUTICS

APPENDIX © 2024 SAB BIOTHERAPEUTICS, INC.

Proven Clinical Regulatory Path for IgG Polyclonal Antibody Products Human IgG Polyclonal Antibodies (Tc Bovine-derived products) Human Polyclonal Antibodies (human-derived immune globulin products) Animal Polyclonal Antibodies (animal-derived immune globulin products) Botulism Antitoxin Bivalent (Equine) Types A and B IgG1 Polyclonal Antibody Immunotherapies for Human Patients 40+ FDA Approved through the Center for Biologics Evaluation and Research (CBER) © 2024 SAB BIOTHERAPEUTICS, INC.

SAB-142 Demonstrates Similar T-Cell Subset Binding Profile as rATG Targets T-cells (CD3+), T-Helper Cells (CD4+), and T-Killer Cells (CD8+ ) similar to rATG suggesting similar muti-target binding CD3+ CD4+ CD8 + SAB-142 T-Lymphocytes CD3 Helper T-Cells CD4 Cytotoxic T-Cells CD8 © 2024 SAB BIOTHERAPEUTICS, INC.

22

SAB-142 Has Potential for a Best-in-Class Safety Profile with Higher Potency Compared to FDA Approved Rabbit ATG (Thymoglobulin)

Better Safety Profile

Red Blood Cell Binding

Sample	Activity (µg/mL)
Thymoglobulin Anti-thymocyte Globulin (Rabbit)	20
SAB-142	**280**

Hemagglutinin (HA) Titer :
(Protein conc/endpoint titer/dilution) *1000 = relative active concentration of antibody to cause complete agglutination of the red blood cells.
Higher (ug/mL) number = decreased RBC binding (desired)

Higher Potency

Complement-dependent cytotoxicity (CDC)

Sample	Mean EC_{50} ±SD (µg/mL)
Thymoglobulin Anti-thymocyte Globulin (Rabbit)	162 ± 8
SAB-142	**22 ± 2**

CDC Assay:
Concentration (µg/mL) of antibody required to cause targeted cell death in the presence of human complement.
Data generated by a third party, N=4 replicates
Lower number = higher activity/potency

© 2024 SAB BIOTHERAPEUTICS, INC.

SAb BIOTHERAPEUTICS

23

T1D Pathophysiology[1]

Major relevant immune-cell subsets




Genetic Predisposition
Environmental Factors
Autoantigens from on insulin-producing beta cells and circulate in the blood stream and lymphatics
Processing and presentation of autoantigen by antigen-presenting cells
Activation of T Helper 1 Lymphocytes
Activation of T helper 2 lymphocytes
IFN y
IL-2
IL-4
Activation of macrophages
Activation of auto-antigen specific T cytotoxic (CD8+) cells
Activation of B lymphocytes to produce islet cell autoantibodies
Destruction of beta cells with decreased insulin secretion

1. Pathophysiology: The Biologic Basis for Disease in Adults and Children. Kathryn L. McCance, RN, PhD, Sue E. Huether, RN, PhD 2014

© 2024 SAB BIOTHERAPEUTICS, INC.

24

SAB-142 has Strong Potential to Control or Prevent T1D Over the Entire Life Span



Genetic Risk
Immune Activation
Immune Response
Starting Point
15x increased risk of T1D in those with relatives with disease
Immune Activation
Beta cells are attacked
Immune Response
Development of single autoantibody
Indication 2
Stage 2 T1D delay of onset
Indication 1
Stage 3 T1D delay of progression
Indication 3
Stage 3 Maintenance of or complete delay of onset
Indication 4
Stage 4 Co-administration with beta cells transplants
Re-dosing is the key!
Stage 1
Stage 2
STOP
Stage 3
STOP
Stage 4
Normal Blood Sugar ≥ 2 autoantibodies
Abnormal Blood Sugar ≥ 2 autoantibodies
Clinical Diagnosis ≥ 2 autoantibodies
Long-standing Type 1 Diabetes
Ages: from birth to early adulthood (average age of onset: 13 yo)
Ages: Average life expectancy ~72 years of age

© 2024 SAB BIOTHERAPEUTICS, INC.

SAB-142-101 Study Schematic: Adaptive Design with Topline by End of Dec 2024 Significant cost-savings to conduct Phase 1 in AUS and in HVs © 2024 SAB BIOTHERAPEUTICS, INC.

26

SAB-142-201 SAFEGUARD Study

SAFety and **E**fficacy of Human Antithymocyte Immuno**G**lob**U**lin SAB-142 **AR**resting Progression of Type 1 **D**iabetes

A Phase 2B, Randomized, Double-Blind, Placebo-Controlled, Dose-Ranging Study Evaluating the Efficacy and Safety of SAB-142 for the delay of progression of Type 1 Diabetes in new/recent onset Stage 3 T1D patients

Key Design Features

DRF vs POC

Current Dose-Range Finding (DRF) Phase 2B design allows:

1. Higher POS due to two active arms
2. Faster time to BLA submission

- 111 T1D patients enrolled
- SAB-142 High, SAB-142 Low, placebo
  - Enrolled in 1:1:1
    - 37 patients/arm
  - SAB-142 doses:
    - High dose TBC based on Phase 1 data
    - Low dose: TBC based on Phase 1 data
- Enrollment to begin Q12025
- Enrollment timeframe: target 12 months IF adolescents are allowed
- Countries to be included:
    - *AUS/NZ - early start
    - *UK-early start
    - EU
    - United States/Canada
- Sites: 30+

Key Inclusion/Exclusion

Inclusion

- Age: 18-25
  - Step-down to age 12 after first 15 patients (10 on active) randomized & treated
  - Potential step down to age 8 or 5 following another 15 adults & adolescents enrolled
- Diagnosed with T1D (defined as the first insulin dose) within the last 9 weeks of Day 1
- C- Peptide of >200pmol/L
- One or more diabetes related autoantibody

Exclusion

- Type 2 Diabetes
- Clinically significant labs full blood count, renal function, liver function.
- Use of Immunosuppressive or immunomodulating therapies
- Prior or current tuberculosis
- Active or chronic infections at screening or when entering treatment
- History of malignancy
- Use of other non-insulin products for glycemic control
- Prior treatment with ATG, abatacept, or anti-CD3 antibodies

© 2024 SAB BIOTHERAPEUTICS, INC.

SAb BIOTHERAPEUTICS

A Phase 2B, Randomized, Double-Blind, Placebo-Controlled, Dose-Ranging Study Evaluating the Efficacy and Safety of SAB-142 for the delay of progression of Type 1 Diabetes in new/recent onset  Stage 3 T1D patients SAB-142-201: A Phase 2B Study 27 Primary Objective:  To evaluate the change in stimulated C-Peptide response following the  MMTT at Month 12 following a single dose of SAB-142 Secondary Objectives:   To determine the effects of SAB-142 on time in range (TIR) To determine the effects of SAB-142 on T1D Beta score (composite end point)  To determine the effects of SAB-142 on HbA1c at 3, 6, 9, and 12 months To determine the effects of SAB-142 on stimulated C-Peptide at 3, 6, 9 months. To determine the effects of SAB-142 on Insulin requirements To determine the effects of SAB-142 on the reduction of CD4+ T-cells and  preservation of CD8+- T-cells To evaluate the safety parameters associated with SAB-142 To evaluate the PK and immunogenicity of SAB-142 in Stage 3 T1D patients Exploratory Objectives: To study the effects of treatment on "responder" biomarkers associated with Type 1 Diabetes  © 2024 SAB BIOTHERAPEUTICS, INC.

Summary 28 SAB-142:  First-in-class fully-human multi-target antibody treatment aimed to provide superior safety and efficacy for delaying onset or progression of Type 1 Diabetes.  MoA of SAB-142 in T1D is clinically- validated in numerous clinical trials with rabbit ATG Safety database with human data in > 700 patients  SAB antibodies produced by DIVERSITABTM platform supports anticipated zero (0) serum sickness and zero (0) neutralizing antibodies with SAB-142 in upcoming T1D studies Established Regulatory path for T1D indications and SAB-142 asset as fully human multi-epitope multi-target modality Next steps: Completion of First-in-Human Phase 1 SAB-142-101 study by the end of 2024 © 2024 SAB BIOTHERAPEUTICS, INC.